BLACKROCK LARGE CAP SERIES FUNDS, INC.

               ARTICLES SUPPLEMENTARY TO ARTICLES OF INCORPORATION
           INCREASING THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION
              AND RECLASSIFYING SHARES OF AUTHORIZED CAPITAL STOCK

      BLACKROCK LARGE CAP SERIES FUNDS, INC., a Maryland corporation (the "Corporation"), having its principal office in the city of Baltimore, Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue Four Billion Five Hundred Million (4,500,000,000) shares of capital stock as follows:

Series and Classes                               Number of Authorized Shares
------------------                               ---------------------------
BlackRock Large Cap Core Fund
         Investor A Common Stock                            300,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000
         Class R Common Stock                               200,000,000

BlackRock Large Cap Growth Fund
         Investor A Common Stock                            100,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            100,000,000
         Institutional Common Stock                         100,000,000
         Class R Common Stock                               200,000,000
         Service Common Stock                                50,000,000

BlackRock Large Cap Value Fund
         Investor A Common Stock                            400,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000
         Class R Common Stock                               200,000,000
         Service Common Stock                                50,000,000

BlackRock Large Cap Core Retirement Portfolio
         Class K Common Stock                               200,000,000

BlackRock Large Cap Growth Retirement Portfolio
         Class K Common Stock                               200,000,000

BlackRock Large Cap Value Retirement Portfolio
         Class K Common Stock                               200,000,000

                                                   Total: 4,500,000,000

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            All shares of all classes and series of the Corporation's capital stock have a par value of Ten Cents ($0.10) per share. The aggregate par value of all shares of all classes and series of the Corporation's capital stock is Four Hundred Fifty Million Dollars ($450,000,000).

            SECOND: The Board of Directors of the Corporation, acting in accordance with Section 2-105(c) of the Maryland General Corporation Law, hereby increases the number of authorized shares of capital stock of the Corporation's common stock by One Billion One Hundred Fifty Million (1,150,000,000) shares.

            THIRD: After this increase in the number of authorized shares of capital stock of the Corporation's common stock, the Corporation will have the authority to issue Five Billion Six Hundred Fifty Million (5,650,000,000) shares of capital stock as follows:

Series and Classes                               Number of Authorized Shares
------------------                               ---------------------------
BlackRock Large Cap Core Fund

         Investor A Common Stock                            300,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000
         Class R Common Stock                               200,000,000

BlackRock Large Cap Growth Fund
         Investor A Common Stock                            100,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            100,000,000
         Institutional Common Stock                         100,000,000
         Class R Common Stock                               200,000,000
         Service Common Stock                                 50,000,000

BlackRock Large Cap Value Fund
         Investor A Common Stock                            400,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000
         Class R Common Stock                               200,000,000
         Service Common Stock                                 50,000,000

BlackRock Large Cap Core Retirement Portfolio
         Class K Common Stock                               200,000,000

BlackRock Large Cap Growth Retirement Portfolio
         Class K Common Stock                               200,000,000

BlackRock Large Cap Value Retirement Portfolio
         Class K Common Stock                               200,000,000

                                                    Total: 4,500,000,000


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

            The remainder of the Corporation's capital stock, One Billion One Hundred Fifty Million (1,150,000,000) shares of common stock, is not designated as to any class or series.

            After this increase in the number of authorized shares of capital stock of the Corporation, all shares of all classes and series of the Corporation's capital stock, including the shares of common stock which are not designated as to any class or series, will have a par value of Ten Cents ($0.10) per share and the aggregate par value of the shares of all classes and series of the Corporation's capital stock will be Five Hundred Sixty-Five Million Dollars ($565,000,000).

            FOURTH: Pursuant to authority expressly vested in the Board of Directors of the Corporation by its charter, the Board of Directors hereby reclassifies One Billion One Hundred Million (1,100,000,000) authorized and unissued shares of the Corporation's common stock which are not designated as to any class or series as a new series of common stock designated BlackRock Large Cap Core Plus Fund, which series shall consist of three classes of common stock, as follows:

Series and Classes                                  Number of Authorized Shares
------------------                                  ---------------------------
BlackRock Large Cap Core Plus Fund
         Investor A Common Stock                            300,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000

            FIFTH: The designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of BlackRock Large Cap Core Plus Fund Investor A Common Stock are as follows:

            BlackRock Large Cap Core Plus Fund Investor A Common Stock of the Corporation shall represent the same interest in the Corporation and have identical designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as the Investor A Common Stock in the other series of the Corporation's common stock as of the date of these Articles Supplementary, except as otherwise set forth in the Corporation's charter and except that:

            (i) Expenses related to the account maintenance of the BlackRock Large Cap Core Plus Fund Investor A Common Stock shall be borne solely by such class and such class shall have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class; and

            (ii) Such account maintenance expenses borne solely by BlackRock Large Cap Core Plus Fund Investor A Common Stock shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class.


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

            SIXTH: The designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of BlackRock Large Cap Core Plus Fund Investor C Common Stock are as follows:

            BlackRock Large Cap Core Plus Fund Investor C Common Stock of the Corporation shall represent the same interest in the Corporation and have identical designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as the Investor C Common Stock in the other series of the Corporation's common stock as of the date of these Articles Supplementary, except as otherwise set forth in the Corporation's charter and except that:

            (i) Expenses related to the account maintenance and distribution of the BlackRock Large Cap Core Plus Fund Investor C Common Stock shall be borne solely by such class and such class shall have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class; and

            (ii) Such account maintenance and distribution expenses borne solely by BlackRock Large Cap Core Plus Fund Investor C Common Stock shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class.

            SEVENTH: The designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of BlackRock Large Cap Core Plus Fund Institutional Common Stock are as follows:

            BlackRock Large Cap Core Plus Fund Institutional Common Stock of the Corporation shall represent the same interest in the Corporation and have identical designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as the Institutional Common Stock in the other series of the Corporation's common stock as of the date of these Articles Supplementary, except as otherwise set forth in the Corporation's charter.

            EIGHTH: Pursuant to authority expressly vested in the Board of Directors of the Corporation by its charter, the Board of Directors hereby reclassifies Fifty Million (50,000,000) shares of authorized but undesignated capital stock of the Corporation as Service Common Stock for BlackRock Large Cap Core Fund.

            NINTH: The preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of BlackRock Large Cap Core Fund Service Common Stock are as follows:

            The BlackRock Large Cap Core Fund Service Common Stock of the Corporation shall represent the same interest in the Corporation and have identical preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the Service Common


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

      Stock in the other series of the Corporation's common stock as of the date of these Articles Supplementary, except as otherwise set forth in the Corporation's charter and further except that:

            (i) Expenses related to the distribution of the Service Common Stock shall be borne solely by such class and such class shall have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class; and

            (ii) Such distribution expenses borne solely by Service Common Stock shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class.

            TENTH: After the reclassification of authorized shares, the Corporation will have the authority to issue Five Billion Six Hundred Fifty Million (5,650,000,000) shares of capital stock as follows:

Series and Classes                                 Number of Authorized Shares
------------------                                 ---------------------------
BlackRock Large Cap Core Fund

         Investor A Common Stock                            300,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000
         Class R Common Stock                               200,000,000
         Service Common Stock                                50,000,000

BlackRock Large Cap Growth Fund
         Investor A Common Stock                            100,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            100,000,000
         Institutional Common Stock                         100,000,000
         Class R Common Stock                               200,000,000
         Service Common Stock                                50,000,000

BlackRock Large Cap Value Fund
         Investor A Common Stock                            400,000,000
         Investor B Common Stock                            200,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000
         Class R Common Stock                               200,000,000
         Service Common Stock                                50,000,000

BlackRock Large Cap Core Retirement Portfolio
         Class K Common Stock                               200,000,000

BlackRock Large Cap Growth Retirement Portfolio
         Class K Common Stock                               200,000,000

BlackRock Large Cap Value Retirement Portfolio
         Class K Common Stock                               200,000,000

BlackRock Large Cap Core Plus Fund
         Investor A Common Stock                            300,000,000
         Investor C Common Stock                            400,000,000
         Institutional Common Stock                         400,000,000

                                                   Total: 5,650,000,000

            After the classification of authorized shares, all shares of all series and classes of the Corporation's capital stock will have a par value of Ten Cents ($0.10) per share, and an aggregate par value of Five Hundred Sixty-Five Million Dollars ($565,000,000).


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

      IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and Treasurer and attested by its Secretary on the 13th day of June, 2007.

                                        BLACKROCK LARGE CAP SERIES FUNDS, INC.

                                        By:
                                           -------------------------------------
                                           Donald C. Burke,
                                           Vice President and Treasurer

Attest:

-----------------------------------
Alice A. Pellegrino, Secretary

      THE UNDERSIGNED, VICE PRESIDENT AND TREASURER OF BLACKROCK LARGE CAP SERIES FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                           -------------------------------------
                                           Donald C. Burke,
                                           Vice President and Treasurer



Dated: June 13, 2007


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